EXHIBIT A

         Pursuant to Rule 13d-1(k)(1)(iii) promulgated by the Securities and Exchange Commission, the undersigned agree that the statement to which this Exhibit is attached is filed on their behalf and in the capacities set out hereinbelow.

Dated: July 10, 2001	SYSTEMS HOLDING, INC.


		By s/Norton Garfinkle
		   --------------------------
		   Norton Garfinkle, Chairman

Dated: July 10, 2001	SYSTEMS MERGER SUB, INC.

		By s/Norton Garfinkle
		   ---------------------------
		   Norton Garfinkle, Chairman

Dated: July 10, 2001	s/Norton Garfinkle
		------------------------------

Dated: July 10, 2001	GARFINKLE LIMITED
		 PARTNERSHIP I

		By: G.F. Management Corp.
		    general partner


		By s/Norton Garfinkle
		   ---------------------------
		   Norton Garfinkle
		   Chairman

Dated: July 10, 2001	GARFINKLE LIMITED
		 PARTNERSHIP II

		By: G.F. Management Corp.
		    general partner

		By s/Norton Garfinkle
		   --------------------------
		   Norton Garfinkle
		   Chairman


Dated: July 10, 2001	G.F. MANAGEMENT CORP.


		By s/Norton Garfinkle
		    --------------------------
		  Norton Garfinkle
		  Chairman

Dated: July 10, 2001
		s/Bruce F. Failing, Jr.
		------------------------------
		Bruce F. Failing, Jr.

Dated: July 10, 2001
		s/Leigh Q. Failing
		-----------------------------
		Leigh Q. Failing, individually
		and as Trustee of The Failing
		Trust

Dated: July 10, 2001
		s/Ernest N. Abate
		-----------------------------
		Ernest N. Abate, as Trustee
		of The Failing Trust


		HANSEATIC AMERICAS LDC

		By:	Hansabel Partners LLC

		By:	Hanseatic Corporation


Dated: July 10, 2001	By s/Paul A. Biddelman
		   ---------------------------
			Paul A. Biddelman
			President

		HANSABEL PARTNERS LLC

		By:	Hanseatic Corporation


Dated: July 10, 2001	By s/Paul A. Biddelman
		   ---------------------------
		   	Paul A. Biddelman
			President

		HANSEATIC CORPORATION


Dated: July 10, 2001	By s/Paul A. Biddelman
		  ----------------------------
			Paul A. Biddelman
			President


Dated: July 10, 2001	s/Wolfgang Traber
		------------------------------
		Wolfgang Traber


Dated: July 10, 2001	s/Selim K. Zilkha
		------------------------------
		Selim K. Zilkha, as Trustee
		 of The Selim K. Zilkha Trust


Dated: July 10, 2001	s/Donald Zilkha
		------------------------------
		Donald Zilkha

Dated: July 10, 2001	s/Thomas Taylor
		------------------------------
		Thomas Taylor


		TMT PARTNERS LTD.

		By:	Taylor G.P. Inc.


Dated: July 10, 2001	By s/Thomas Taylor
		   ---------------------------


		TAYLOR G.P. INC.


Dated: July 10, 2001	By s/Thomas Taylor
		   ---------------------------



Dated: July 10, 2001	s/Richard W. Hayden
		------------------------------
		Richard W. Hayden, as Trustee of
		  The Nelson Family Trust


Dated: July 10, 2001	s/George Lindsey
		------------------------------
		George Lindsey, as Trustee of The
		  Nelson Family Trust



corp\ers\sec.doc\13d-fail.am6.01.doc